UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 14, 2008

REAL GOODS SOLAR, INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado	001-34044	26-1851813
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

833 W. South Boulder Road, Louisville, CO 80027-2452

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (303) 222-8400

360 Interlocken Boulevard, Broomfield, Colorado 80021

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 14, 2008, following consummation of the initial public offering of shares of Class A common stock of Real Goods Solar, Inc., Erik Zech became the President and Chief Financial Officer of Real Goods Solar, Inc. and Vilia Valentine resigned as Chief Financial Officer.

As previously described in Real Goods Solar’s Registration Statement on Form S-1, as amended, Mr. Zech, age 36, worked with the investment banking firm Thomas Weisel Partners LLC from February 2001 until March 2008, most recently as a Principal of the firm. From June 1999 until December 2000, Mr. Zech was Chief Financial Officer of Creditland, Inc., from 1995 until 1997 he was in investment banking with Merrill Lynch and from 1993 until 1995 he was a certified public accountant with Price Waterhouse.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REAL GOODS SOLAR, INC.

By:	/s/ Erik Zech
Erik Zech
President and Chief Financial Officer

Date: May 21, 2008

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